UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-21919

T. Rowe Price Limited Duration Inflation Focused Bond Fund, Inc.

(Exact name of registrant as specified in charter)

100 East Pratt Street, Baltimore, MD 21202

(Address of principal executive offices)

David Oestreicher
100 East Pratt Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (410) 345-2000

Date of fiscal year end: May 31

Date of reporting period: November 30, 2019

Item 1. Reports to Shareholders

(a) Report pursuant to Rule 30e-1.

Limited Duration Inflation Focused Bond Fund	November 30, 2019
TRBFX	Investor Class
TRLDX	I Class

Beginning on January 1, 2021, as permitted by SEC regulations, paper copies of the T. Rowe Price funds’ annual and semiannual shareholder reports will no longer be mailed, unless you specifically request them. Instead, shareholder reports will be made available on the funds’ website (troweprice.com/prospectus), and you will be notified by mail with a website link to access the reports each time a report is posted to the site.

If you already elected to receive reports electronically, you will not be affected by this change and need not take any action. At any time, shareholders who invest directly in T. Rowe Price funds may generally elect to receive reports or other communications electronically by enrolling at troweprice.com/paperless or, if you are a retirement plan sponsor or invest in the funds through a financial intermediary (such as an investment advisor, broker-dealer, insurance company, or bank), by contacting your representative or your financial intermediary.

You may elect to continue receiving paper copies of future shareholder reports free of charge. To do so, if you invest directly with T. Rowe Price, please call T. Rowe Price as follows: IRA, nonretirement account holders, and institutional investors, 1-800-225-5132; small business retirement accounts, 1-800-492-7670. If you are a retirement plan sponsor or invest in the T. Rowe Price funds through a financial intermediary, please contact your representative or financial intermediary or follow additional instructions if included with this document. Your election to receive paper copies of reports will apply to all funds held in your account with your financial intermediary or, if you invest directly in the T. Rowe Price funds, with T. Rowe Price. Your election can be changed at any time in the future.

T. ROWE PRICE LIMITED DURATION INFLATION FOCUSED BOND FUND

HIGHLIGHTS

■

The Limited Duration Inflation Focused Bond Fund recorded a positive return over the six-month period ended November 30, 2019, but underperformed the Bloomberg Barclays U.S. 1–5 Year Treasury TIPS Index.

■	U.S. Treasury inflation protected securities (TIPS) underperformed nominal Treasuries during the period as inflation expectations declined.
■	The fund’s exposure to longer-dated TIPS weighed on relative results; however, our out-of-benchmark holdings and duration positioning added value.
■	TIPS could benefit if renewed growth and supportive monetary policy contribute to higher inflation expectations in 2020.

Log in to your account at troweprice.com for more information.

*Certain mutual fund accounts that are assessed an annual account service fee can also save money by switching to e-delivery.

CIO Market Commentary

Dear Shareholder

Global markets recorded solid results in the first half of your fund’s fiscal year, the six-month period ended November 30, 2019. Both stock and bond indexes advanced as the Federal Reserve and other key central banks took action to address a slowing global economy.

In the U.S., the large-cap Dow Jones Industrial Average and S&P 500 Index reached record highs, as did the technology-heavy Nasdaq Composite Index. The smaller-cap benchmarks recorded double-digit gains but remained below their 2018 peaks. At the sector level, technology stocks produced the strongest gains. International stocks generally performed well, although there were pockets of weakness in some emerging markets. The U.S. dollar finished with mixed results versus other currencies, but a relatively strong greenback versus the euro and yen weighed modestly on returns for U.S. investors in European and Japanese securities.

Fixed income securities also produced solid gains during the period—with corporate bonds leading the way—as yields fell. The yield on the 30-year Treasury bond hit a record low in August, falling below the 2% mark for the first time, and the benchmark 10-year Treasury note’s yield dipped to its lowest level since 2016. Outside the U.S., yields on government bonds issued by certain countries were in negative territory. (Bond prices and yields move in opposite directions.)

Worries had grown in May that an escalating trade dispute between the U.S. and China could lead to a recession. However, Fed Chair Jerome Powell sparked a rebound in investor sentiment in early June, at the start of your fund’s fiscal year, with his comments that central bank policymakers were paying close attention to the impact of trade tensions on the economy and would “act as appropriate to sustain the expansion.”

Fed policymakers followed through with quarter-percentage-point rate cuts in July, September, and October and took steps to maintain liquidity in short-term lending markets. Other central banks also acted to address flagging growth. The European Central Bank lowered its benchmark deposit rate deeper into negative territory and announced that it was restarting its quantitative easing program.

The shift in global central bank policies was a marked change from 2018, when there were approximately two interest rate hikes for every cut. In 2019, central bank rate cuts have outnumbered hikes by a more than five-to-one margin and appear to be succeeding in their goal of stimulating economic growth. After contracting earlier in the period, key manufacturing and export indicators showed signs of stabilizing by November, and the Treasury yield curve returned to a more normal positive slope, easing recession fears.

The U.S. economy was sustained by consumer spending and remained relatively strong compared with other developed markets. While corporate earnings experienced a year-over-year decline through the third quarter, slightly more companies than usual surpassed earnings expectations, providing further market support.

Besides monetary policy, investors also closely followed developments in the U.S.-China trade dispute. Stocks suffered their biggest sell-off during the six-month period in early August after President Donald Trump announced that the U.S. would impose a 10% tariff on Chinese imports, and China retaliated with new tariffs of its own. However, investors generally took an optimistic view of trade negotiations, which limited the trade war’s toll on markets.

Looking ahead, we believe that further progress in U.S.-China trade talks will be a key factor in sustaining positive market sentiment. A reduction in trade barriers could help corporate earnings rebound and provide a lift to the manufacturing sector.

Our investment teams will also be closely following the U.S. presidential election, Brexit, and other developments that could influence markets in 2020. In an uncertain environment, with a wide dispersion of returns possible, we believe that in-depth fundamental research will be particularly critical for identifying potential opportunities and risks.

Thank you for your continued confidence in T. Rowe Price.

Sincerely,

Robert Sharps
Group Chief Investment Officer

Management’s Discussion of Fund Performance

INVESTMENT OBJECTIVE

The fund seeks a level of income that is consistent with the current rate of inflation.

FUND COMMENTARY

How did the fund perform in the past six months?

The Limited Duration Inflation Focused Bond Fund returned 1.23% for the six months ended November 30, 2019, underperforming its benchmark, the Bloomberg Barclays U.S. 1–5 Year Treasury TIPS Index. (Returns for I Class shares varied slightly, reflecting their different fee structure. Past performance cannot guarantee future results.)

What factors influenced the fund’s performance?

Treasury inflation protected securities (TIPS) benefited from falling yields and generated positive results over the past six months. However, TIPS underperformed nominal Treasuries and the broader U.S. investment-grade bond market as inflation expectations finished the period lower. Shorter-maturity TIPS lagged TIPS with longer maturities.

Break-even spreads, which are a market-based measure of inflation expectations, were volatile during the period. Five-year break-evens started the period at 1.58% and rose as high as 1.63% in July amid some positive economic signals that were highlighted by a stronger-than-expected June jobs report. However, the U.S.-China trade dispute and weak manufacturing data weighed on growth expectations and drove break-evens as low as 1.24% in early October—the lowest in more than three years. Break-evens then rebounded and finished the period at 1.50% as the market gained confidence in the Federal Reserve’s response to slowing growth.

The drop in break-even rates was more notable in the five-year and longer portions of the yield curve than in shorter time periods. As a result, the fund’s exposure to TIPS with relatively long maturities detracted from performance versus the benchmark.

The portfolio’s out-of-benchmark holdings in shorter-dated investment-grade corporate bonds outperformed TIPS and contributed to relative returns. Despite some periods of volatility, investment-grade corporates were supported by strong demand, decent corporate earnings results, and renewed investor risk appetite following positive developments in trade negotiations.

The fund also benefited from its longer duration positioning as yields declined. However, these relative gains were largely offset by detraction from yield curve positioning. Our overweight in the two-year segment of the curve hampered results as the yield curve didn’t steepen as much as we expected after the Fed began cutting rates.

During the six-month period, our derivatives positions had an overall negative impact on the fund’s absolute performance.

How is the fund positioned?

The fund’s positioning is based on a more optimistic outlook as we enter the new year. In terms of interest rate management, we believe Treasury yields could experience a meaningful increase if hard economic data show improvement in early 2020. As a result, we have positioned the fund with a shorter-than-benchmark overall duration. Also, the portfolio’s yield curve positioning is based on our view that the Fed is likely to keep short-term rates steady while longer-term yields potentially increase as a result of stronger economic data.

In terms of sector allocations, we added to the portfolio’s TIPS exposure amid signs of a reflationary trend. TIPS made up 71% of the fund’s net assets at the end of the reporting period, and the fund also uses inflation-linked derivatives to maintain exposure to a potential pickup in inflation.

Corporate and securitized credits made up about 27% of the fund’s net assets at the end of the period, little changed from our previous report six months ago. The fund’s out-of-benchmark allocations, which focus on shorter-duration issues, offer additional yield opportunities at an attractive risk-adjusted level and have historically demonstrated a positive correlation to unexpected increases in inflation.

What is portfolio management’s outlook?

We believe that monetary and fiscal policies could support markets in the near to intermediate term. Most notably, the Fed has provided a credible policy response after overtightening in 2018. Besides cutting rates three times, a turning point in the central bank’s policy stance was its decision in mid-October to commit to expanding its balance sheet until at least the second quarter of 2020, which should address issues in short-term funding markets that have appeared periodically over the past year. Trade headlines could continue to sway markets, but with a phase one trade deal progressing, pressure from tariffs should move lower, albeit slowly.

TIPS underperformed most fixed income sectors in 2019 but could benefit from this environment. Renewed growth and a stable monetary policy could contribute to higher inflation expectations in 2020. In addition, the global rise in populism and protectionism could lead to more inflationary fiscal policies.

Besides near-term considerations, investors should remember that an investment in TIPS can help preserve real value in their portfolios over longer time periods. Even low inflation can erode purchasing power. We will remain disciplined in our investment approach and use the firm’s broad credit research capabilities to enhance the risk/return profile of the fund.

The views expressed reflect the opinions of T. Rowe Price as of the date of this report and are subject to change based on changes in market, economic, or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

RISKS OF INVESTING IN THE FUND

Bonds are subject to interest rate risk, the decline in bond prices that usually accompanies a rise in interest rates, and credit risk, the chance that any fund holding could have its credit rating downgraded or that a bond issuer will default (fail to make timely payments of interest or principal), potentially reducing the fund’s income level and share price.

When inflation is negative or concerns over inflation are low, the value and income of the fund’s investments in inflation-linked securities could fall and result in losses for the fund. During some extreme environments, the quoted yield to maturity on an inflation-linked security may be negative. This may reflect that the rate of inflation is anticipated to be higher than the quoted yield to maturity of the bond or that market participants are willing to pay a premium to receive inflation protection.

The fund’s investments in foreign securities may be adversely affected by political, social, and economic conditions overseas; reduced liquidity; or decreases in foreign currency values relative to the U.S. dollar.

BENCHMARK INFORMATION

Note: Bloomberg Index Services Ltd. Copyright © 2019, Bloomberg Index Services Ltd. Used with permission.

GROWTH OF $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which include a broad-based market index and may also include a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

AVERAGE ANNUAL COMPOUND TOTAL RETURN

EXPENSE RATIO

FUND EXPENSE EXAMPLE

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Please note that the fund has two share classes: The original share class (Investor Class) charges no distribution and service (12b-1) fee, and the I Class shares are also available to institutionally oriented clients and impose no 12b-1 or administrative fee payment. Each share class is presented separately in the table.

Actual Expenses
The first line of the following table (Actual) provides information about actual account values and expenses based on the fund’s actual returns. You may use the information on this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (Hypothetical) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual account service fee of $20, generally for accounts with less than $10,000. The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $50,000 or more; accounts electing to receive electronic delivery of account statements, transaction confirmations, prospectuses, and shareholder reports; or accounts of an investor who is a T. Rowe Price Personal Services or Enhanced Personal Services client (enrollment in these programs generally requires T. Rowe Price assets of at least $250,000). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

QUARTER-END RETURNS

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

PORTFOLIO OF INVESTMENTS‡

(Amounts in 000s)

	Par/Shares	$ Value
CORPORATE BONDS 17.2%		
Advertising 0.1%		
Omnicom Group, 4.45%, 8/15/20	2,592	2,636
WPP Finance, 3.625%, 9/7/22	9,525	9,861
		12,497
Airlines 0.3%		
Delta Air Lines, 2.60%, 12/4/20	10,030	10,049
Delta Air Lines, 2.875%, 3/13/20	14,515	14,544
SMBC Aviation Capital Finance, 3.00%, 7/15/22 (1)	4,155	4,225
		28,818
Automotive 1.1%		
BMW U.S. Capital, 2.95%, 4/14/22 (1)	22,000	22,394
Daimler Finance North America, 2.20%, 5/5/20 (1)	2,710	2,711
Daimler Finance North America, 2.30%, 2/12/21 (1)	19,720	19,750
Ford Motor Credit, 3.20%, 1/15/21	830	833
Ford Motor Credit, 3.336%, 3/18/21	8,410	8,453
Ford Motor Credit, 3.47%, 4/5/21	5,545	5,582
General Motors, FRN, 3M USD LIBOR + 0.80%, 2.694%, 8/7/20	8,775	8,791
Hyundai Capital America, 2.45%, 6/15/21 (1)	14,410	14,400
Hyundai Capital America, 2.60%, 3/19/20 (1)	2,350	2,352
Hyundai Capital America, 3.00%, 10/30/20 (1)	4,842	4,872
Volkswagen Group of America Finance, 2.50%, 9/24/21 (1)	6,530	6,566
		96,704
Banking 3.9%		
Avi Funding, 2.85%, 9/16/20	5,730	5,759
Banco Santander, 2.50%, 12/15/20 (1)	24,445	24,455
Bangkok Bank, 3.875%, 9/27/22	13,050	13,561

Bank of America, FRN, 3M USD LIBOR + 0.65%, 2.749%, 10/1/21	12,050	12,087
Capital One, 2.15%, 9/6/22	9,950	9,918
Capital One, 2.35%, 1/31/20	10,925	10,925
Capital One Financial, 2.40%, 10/30/20	8,255	8,285
Capital One Financial, 2.50%, 5/12/20	4,428	4,433
Citibank, 2.125%, 10/20/20	17,075	17,096
Citigroup, FRN, SOFR + 0.87%, 2.41%, 11/4/22	21,880	21,943
Citizens Bank, 2.20%, 5/26/20	10,755	10,755
Citizens Bank, 2.25%, 10/30/20	21,190	21,239
Credit Suisse, 2.10%, 11/12/21	8,530	8,547
Credit Suisse, 5.40%, 1/14/20	2,675	2,686
Credit Suisse Group Funding Guernsey, 2.75%, 3/26/20	2,700	2,707
Danske Bank, 2.00%, 9/8/21 (1)	4,655	4,633
Danske Bank, 2.80%, 3/10/21 (1)	1,715	1,726
Danske Bank, VR, 3.001%, 9/20/22 (1)(2)	14,490	14,576
Discover Bank, 3.10%, 6/4/20	15,705	15,782
Discover Bank, 7.00%, 4/15/20	5,715	5,813
First Niagara Financial Group, 7.25%, 12/15/21	4,540	4,977
Goldman Sachs Group, VR, 2.876%, 10/31/22 (2)	11,125	11,237
Goldman Sachs Group, 3.00%, 4/26/22	10,085	10,191
ING Groep, 3.15%, 3/29/22	7,895	8,066
Nordea Bank, 4.875%, 5/13/21 (1)	3,545	3,666
Regions Bank, FRN, 3M USD LIBOR + 0.38%, 2.479%, 4/1/21	13,400	13,387
Santander U.K., 2.125%, 11/3/20	7,425	7,433
Standard Chartered, VR, 2.744%, 9/10/22 (1)(2)	9,805	9,851
SunTrust Bank, VR, 3.525%, 10/26/21 (2)	15,180	15,393
Swedbank, 2.65%, 3/10/21 (1)	21,300	21,410
UBS, 2.45%, 12/1/20 (1)	16,895	16,965
		339,502

Building & Real Estate 0.4%		
China Overseas Finance Cayman II, 5.50%, 11/10/20	7,300	7,497
China Overseas Finance Cayman V, 3.95%, 11/15/22	3,155	3,255
China Overseas Finance Cayman VII, 4.25%, 4/26/23	9,790	10,238
CSCEC Finance Cayman II, 2.90%, 7/5/22	5,000	5,026
DR Horton, 2.55%, 12/1/20	7,035	7,054
Vanke Real Estate Hong Kong, 3.95%, 12/23/19	3,500	3,503
		36,573
Building Products 0.4%		
Martin Marietta Materials, FRN, 3M USD LIBOR + 0.65%, 2.549%, 5/22/20	4,390	4,395
Martin Marietta Materials, FRN, 3M USD LIBOR + 0.50%, 2.656%, 12/20/19	8,630	8,630
Vulcan Materials, FRN, 3M USD LIBOR + 0.65%, 2.782%, 3/1/21	21,985	22,052
		35,077
Cable Operators 0.2%		
Charter Communications Operating, 3.579%, 7/23/20	12,270	12,357
Comcast, 3.45%, 10/1/21	8,430	8,662
		21,019
Chemicals 0.3%		
CNAC HK Finbridge, 3.00%, 7/19/20	5,100	5,119
CNAC HK Finbridge, 4.125%, 3/14/21	15,655	15,910
CNAC HK Synbridge, 5.00%, 5/5/20	4,050	4,091
		25,120
Computer Service & Software 0.3%		
International Business Machines, 2.85%, 5/13/22	22,100	22,514
		22,514

Conglomerates 0.2%		
GE Capital International Funding, 2.342%, 11/15/20	20,715	20,693
		20,693
Consumer Products 0.1%		
Hasbro, 2.60%, 11/19/22	5,850	5,865
		5,865
Diversified Chemicals 0.2%		
Syngenta Finance, 3.698%, 4/24/20 (1)	12,555	12,594
Syngenta Finance, 3.933%, 4/23/21 (1)	6,000	6,098
		18,692
Drugs 0.6%		
AbbVie, 2.30%, 11/21/22 (1)	15,320	15,338
Bristol-Myers Squibb, 3.25%, 8/15/22 (1)	5,669	5,856
Bristol-Myers Squibb, 3.55%, 8/15/22 (1)	5,220	5,434
Cardinal Health, 3.20%, 3/15/23	21,254	21,782
		48,410
Energy 0.9%		
Abu Dhabi National Energy, 3.625%, 6/22/21	4,500	4,575
Abu Dhabi National Energy, 3.875%, 5/6/24	8,200	8,590
Columbia Pipeline Group, 3.30%, 6/1/20	8,110	8,150
Perusahaan Listrik Negara, 5.50%, 11/22/21	4,050	4,295
Plains All American Pipeline, 3.65%, 6/1/22	20,537	20,992
Reliance Holding USA, 4.50%, 10/19/20	19,785	20,121
Williams, 3.60%, 3/15/22	9,430	9,675
		76,398

Entertainment & Leisure 0.0%		
Royal Caribbean Cruises, 2.65%, 11/28/20	3,545	3,563
		3,563
Exploration & Production 0.1%		
PTTEP Canada International Finance, 5.692%, 4/5/21	11,920	12,438
		12,438
Financial 0.8%		
Air Lease, 2.50%, 3/1/21	11,965	12,011
Air Lease, 3.50%, 1/15/22	9,867	10,115
Park Aerospace Holdings, 5.25%, 8/15/22 (1)	19,105	20,314
Synchrony Financial, 2.70%, 2/3/20	17,970	17,969
Synchrony Financial, 2.85%, 7/25/22	6,740	6,805
		67,214
Food Processing 0.4%		
Bunge Finance, 3.50%, 11/24/20	16,800	16,956
General Mills, FRN, 3M USD LIBOR + 0.54%, 2.541%, 4/16/21	14,865	14,917
		31,873
Food/Tobacco 0.6%		
BAT Capital, 2.764%, 8/15/22	17,350	17,500
Bright Food Singapore Holdings, 1.125%, 7/18/20 (EUR)	5,131	5,685
Imperial Brands Finance, 2.95%, 7/21/20 (1)	3,335	3,340
Kraft Heinz Foods, FRN, 3M USD LIBOR + 0.57%, 2.471%, 2/10/21	20,835	20,850
Tyson Foods, 2.25%, 8/23/21	8,115	8,135
		55,510

Forest Products 0.1%		
Packaging Corp of America, 2.45%, 12/15/20	7,905	7,965
		7,965
Health Care 0.7%		
Anthem, 2.50%, 11/21/20	7,790	7,827
Becton Dickinson & Company, 2.404%, 6/5/20	23,860	23,903
Becton Dickinson & Company, FRN, 3M USD LIBOR + 0.875%, 2.979%, 12/29/20	7,763	7,771
Express Scripts Holding, FRN, 3M USD LIBOR + 0.75%, 2.664%, 11/30/20	21,130	21,140
		60,641
Industrial Other 0.2%		
CSCEC Finance Cayman I, 2.95%, 11/19/20	15,860	15,915
		15,915
Information Technology 0.8%		
Broadcom, 2.20%, 1/15/21	16,025	15,998
Broadcom, 3.125%, 4/15/21 (1)	4,840	4,890
Equifax, 2.30%, 6/1/21	3,990	3,990
Equifax, 3.60%, 8/15/21	7,405	7,555
Equifax, FRN, 3M USD LIBOR + 0.87%, 2.78%, 8/15/21	8,030	8,054
Microchip Technology, 3.922%, 6/1/21	11,075	11,301
NXP, 4.125%, 6/1/21 (1)	20,000	20,500
		72,288
Insurance 0.3%		
Aetna, 2.75%, 11/15/22	6,670	6,770
Cigna, 3.90%, 2/15/22 (1)	4,345	4,487
Cigna, 4.50%, 3/15/21 (1)	10,645	10,890
		22,147

Manufacturing 0.1%		
CNH Industrial Capital, 4.375%, 11/6/20	4,045	4,125
		4,125
Media & Communications 0.3%		
Sky, 3.125%, 11/26/22 (1)	20,750	21,356
		21,356
Metals & Mining 0.1%		
ArcelorMittal, 5.50%, 3/1/21	5,080	5,298
		5,298
Oil Field Services 0.3%		
Energy Transfer Operating, 4.25%, 3/15/23	24,956	25,935
		25,935
Other Telecommunications 0.2%		
Axiata, Series 2, 3.466%, 11/19/20	20,600	20,788
		20,788
Petroleum 1.0%		
Bharat Petroleum, 4.375%, 1/24/22	13,495	13,870
CNOOC Finance 2011, 4.25%, 1/26/21	12,000	12,245
CNOOC Finance 2012, 3.875%, 5/2/22	4,200	4,340
CNOOC Finance 2015, 2.625%, 5/5/20	3,600	3,604
Ecopetrol, 5.875%, 9/18/23	6,500	7,177
Occidental Petroleum, 2.60%, 8/13/21	4,104	4,127
Occidental Petroleum, 2.70%, 8/15/22	15,665	15,783
Pertamina Persero, 5.25%, 5/23/21	19,350	20,164
Phillips 66, FRN, 3M USD LIBOR + 0.60%, 2.517%, 2/26/21	9,485	9,489
		90,799

Railroads 0.3%		
Kansas City Southern, 2.35%, 5/15/20	21,195	21,242
		21,242
Real Estate Investment Trust Securities 0.1%		
Vanke Real Estate Hong Kong, 4.15%, 4/18/23	5,005	5,172
		5,172
Retail 0.6%		
CVS Health, 3.35%, 3/9/21	9,482	9,629
CVS Health, FRN, 3M USD LIBOR + 0.63%, 2.732%, 3/9/20	828	829
CVS Health, FRN, 3M USD LIBOR + 0.72%, 2.822%, 3/9/21	9,195	9,241
Dollar Tree, FRN, 3M USD LIBOR + 0.70%, 2.702%, 4/17/20	16,730	16,728
Walgreen, 3.10%, 9/15/22	14,480	14,702
Walgreens Boots Alliance, 3.30%, 11/18/21	4,000	4,067
		55,196
Supermarkets 0.1%		
CK Hutchison International, 1.875%, 10/3/21	12,400	12,274
		12,274
Transportation 0.2%		
Adani Ports & Special Economic Zone, 3.95%, 1/19/22	4,200	4,297
CMHI Finance, 4.375%, 8/6/23	10,575	11,133
Penske Truck Leasing, 3.20%, 7/15/20 (1)	4,225	4,245
		19,675
Transportation (Excluding Railroads) 0.0%		
China Merchants Finance, 5.00%, 5/4/22	920	968
		968

GM Financial Automobile Leasing Trust Series 2017-3, Class C 2.73%, 9/20/21	2,980	2,984
GM Financial Automobile Leasing Trust Series 2018-1, Class C 3.11%, 12/20/21	5,430	5,460
GM Financial Automobile Leasing Trust Series 2018-1, Class D 3.37%, 10/20/22	13,640	13,722
GMF Floorplan Owner Revolving Trust Series 2017-2, Class B 2.44%, 7/15/22 (1)	5,390	5,394
GMF Floorplan Owner Revolving Trust Series 2017-2, Class C 2.63%, 7/15/22 (1)	3,290	3,295
Hyundai Auto Receivables Trust Series 2016-B, Class D 2.68%, 9/15/23	6,130	6,167
Santander Drive Auto Receivables Trust Series 2015-3, Class E 4.50%, 6/17/23 (1)	8,465	8,473
Santander Drive Auto Receivables Trust Series 2018-4, Class B 3.27%, 1/17/23	3,650	3,667
Santander Retail Auto Lease Trust Series 2019-A, Class C 3.30%, 5/22/23 (1)	16,470	16,789
Santander Retail Auto Lease Trust Series 2019-C, Class B 2.17%, 11/20/23 (1)	5,725	5,697
Santander Retail Auto Lease Trust Series 2019-C, Class C 2.39%, 11/20/23 (1)	9,515	9,467
		136,098
Collaterized Debt Obligation 1.6%		
Allegro III Series 2015-1A, Class AR, CLO, FRN 3M USD LIBOR + 0.84%, 2.78%, 7/25/27 (1)	12,123	12,087

Student Loan 0.1%

SLM Student Loan Trust Series 2008-5, Class A4, FRN 3M USD LIBOR + 1.70%, 3.64%, 7/25/23	2,671	2,693
SLM Student Loan Trust Series 2008-9, Class A, FRN 3M USD LIBOR + 1.50%, 3.44%, 4/25/23	1,950	1,960
		4,653
Total Asset-Backed Securities (Cost $317,627)		**318,358**

NON-U.S. GOVERNMENT MORTGAGE-BACKED SECURITIES 7.4%

Commercial Mortgage-Backed Securities 0.6%

Atrium Hotel Portfolio Trust Series 2017-ATRM, Class A, ARM 1M USD LIBOR + 0.93%, 2.695%, 12/15/36 (1)	8,480	8,464
Atrium Hotel Portfolio Trust Series 2017-ATRM, Class B, ARM 1M USD LIBOR + 1.50%, 3.265%, 12/15/36 (1)	12,725	12,701
Atrium Hotel Portfolio Trust Series 2017-ATRM, Class C, ARM 1M USD LIBOR + 1.65%, 3.415%, 12/15/36 (1)	3,860	3,853
BX Commercial Mortgage Trust Series 2019-IMC, Class C, ARM 1M USD LIBOR + 1.60%, 3.365%, 4/15/34 (1)	11,895	11,895
InTown Hotel Portfolio Trust Series 2018-STAY, Class A, ARM 1M USD LIBOR + 0.70%, 2.465%, 1/15/33 (1)	3,310	3,303
InTown Hotel Portfolio Trust Series 2018-STAY, Class B, ARM 1M USD LIBOR + 1.05%, 2.815%, 1/15/33 (1)	1,855	1,850
New Orleans Hotel Trust Series 2019-HNLA, Class C, ARM 1M USD LIBOR + 1.589%, 3.354%, 4/15/32 (1)	5,220	5,220
		47,286

Home Equity Loans Backed 0.1%

Citigroup Mortgage Loan Trust Series 2019-IMC1, Class A1, CMO, ARM 2.72%, 7/25/49 (1)	10,872	10,895
		10,895

Whole Loans Backed 6.7%

Angel Oak Mortgage Trust I Series 2019-2, Class A1, CMO, ARM 3.628%, 3/25/49 (1)	10,442	10,552
Bayview Mortgage Fund IVc Trust Series 2017-RT3, Class A, CMO, ARM 3.50%, 1/28/58 (1)	16,166	16,447
Bayview Opportunity Master Fund IVb Trust Series 2017-SPL4, Class A, CMO, ARM 3.50%, 1/28/55 (1)	4,809	4,884
COLT Mortgage Loan Trust Series 2018-1, Class A1, CMO, ARM 2.93%, 2/25/48 (1)	1,516	1,517
COLT Mortgage Loan Trust Series 2018-1, Class A3, CMO, ARM 3.084%, 2/25/48 (1)	535	536
COLT Mortgage Loan Trust Series 2019-2, Class A1, CMO, ARM 3.337%, 5/25/49 (1)	8,000	8,016
Connecticut Avenue Securities Series 2016-C04, Class 1M1, CMO, ARM 1M USD LIBOR + 1.45%, 3.158%, 1/25/29	284	284
Connecticut Avenue Securities Series 2017-C02, Class 2ED3, CMO, ARM 1M USD LIBOR + 1.35%, 3.058%, 9/25/29	10,545	10,556
Connecticut Avenue Securities Series 2017-C02, Class 2M1, CMO, ARM 1M USD LIBOR + 1.15%, 2.858%, 9/25/29	1,274	1,277
Connecticut Avenue Securities Series 2017-C03, Class 1M1, CMO, ARM 1M USD LIBOR + 0.95%, 2.658%, 10/25/29	6,814	6,824
Connecticut Avenue Securities Series 2017-C07, Class 2M1, CMO, ARM 1M USD LIBOR + 0.65%, 2.358%, 5/25/30	1,613	1,613

Connecticut Avenue Securities Series 2018-C01, Class 1M1, CMO, ARM 1M USD LIBOR + 0.60%, 2.308%, 7/25/30	14,117	14,116
Connecticut Avenue Securities Series 2018-C03, Class 1M1, CMO, ARM 1M USD LIBOR + 0.68%, 2.388%, 10/25/30	3,311	3,312
Connecticut Avenue Securities Trust Series 2019-R06, Class 2M1, CMO, ARM 1M USD LIBOR + 0.75%, 2.458%, 9/25/39 (1)	8,261	8,267
Deephaven Residential Mortgage Trust Series 2017-3A, Class A1, CMO, ARM 2.577%, 10/25/47 (1)	1,789	1,786
Deephaven Residential Mortgage Trust Series 2017-3A, Class A2, CMO, ARM 2.711%, 10/25/47 (1)	399	398
Deephaven Residential Mortgage Trust Series 2017-3A, Class A3, CMO, ARM 2.813%, 10/25/47 (1)	366	366
Deephaven Residential Mortgage Trust Series 2018-1A, Class A1, CMO, ARM 2.976%, 12/25/57 (1)	2,236	2,236
Deephaven Residential Mortgage Trust Series 2018-1A, Class A3, CMO, ARM 3.202%, 12/25/57 (1)	1,252	1,252
Deephaven Residential Mortgage Trust Series 2019-2A, Class A1, CMO, ARM 3.558%, 4/25/59 (1)	7,469	7,554
Ellington Financial Mortgage Trust Series 2019-2, Class A1, CMO, ARM 2.739%, 11/25/59 (1)	5,852	5,852
Freddie Mac Whole Loan Securities Trust Series 2017-SC01, Class M1, CMO, ARM 3.589%, 12/25/46 (1)	3,060	3,074
Galton Funding Mortgage Trust Series 2018-1, Class A23, CMO, ARM 3.50%, 11/25/57 (1)	6,536	6,579
Galton Funding Mortgage Trust Series 2019-1, Class A42, CMO, ARM 4.00%, 2/25/59 (1)	6,551	6,637
Goldman Sachs Mortgage-Backed Securities Trust Series 2014-EB1A, Class 2A1, CMO, ARM 2.453%, 7/25/44 (1)	998	997

Homeward Opportunities Fund I Trust Series 2018-1, Class A1, CMO, ARM 3.766%, 6/25/48 (1)	14,898	15,011
Homeward Opportunities Fund I Trust Series 2019-1, Class A1, CMO, ARM 3.454%, 1/25/59 (1)	14,072	14,217
Homeward Opportunities Fund I Trust Series 2019-3, Class A3, CMO, ARM 3.031%, 11/25/59 (1)	7,265	7,265
JPMorgan Mortgage Trust Series 2019-INV2, Class A3, CMO, ARM 3.50%, 2/25/50 (1)	5,941	6,007
MetLife Securitization Trust Series 2017-1A, Class A, CMO, ARM 3.00%, 4/25/55 (1)	6,123	6,214
MetLife Securitization Trust Series 2018-1A, Class A, CMO, ARM 3.75%, 3/25/57 (1)	16,239	16,942
Mill City Mortgage Loan Trust Series 2016-1, Class A1, CMO, ARM 2.50%, 4/25/57 (1)	1,483	1,485
Mill City Mortgage Loan Trust Series 2017-2, Class A1, CMO, ARM 2.75%, 7/25/59 (1)	7,677	7,708
New Residential Mortgage Loan Trust Series 2019-NQM2, Class A1, CMO, ARM 3.60%, 4/25/49 (1)	8,247	8,346
New Residential Mortgage Loan Trust Series 2019-NQM5, Class A3, CMO, ARM 3.065%, 11/25/59 (1)	7,285	7,278
OBX Trust Series 2019-EXP1, Class 1A3, CMO, ARM 4.00%, 1/25/59 (1)	20,132	20,485
OBX Trust Series 2019-EXP3, Class 2A1, CMO, ARM 1M USD LIBOR + 0.90%, 2.608%, 10/25/59 (1)	8,561	8,540
OBX Trust Series 2019-EXP3, Class 2A2, CMO, ARM 1M USD LIBOR + 1.10%, 2.808%, 10/25/59 (1)	7,776	7,776
Sequoia Mortgage Trust Series 2018-CH1, Class A2, CMO, ARM 3.50%, 2/25/48 (1)	7,822	7,939

Sequoia Mortgage Trust Series 2018-CH2, Class A3, CMO, ARM 4.00%, 6/25/48 (1)	8,044	8,201
Sequoia Mortgage Trust Series 2018-CH3, Class A2, CMO, ARM 4.00%, 8/25/48 (1)	8,525	8,688
SG Residential Mortgage Trust Series 2019-3, Class A3, CMO, ARM 3.082%, 9/25/59 (1)	7,901	7,900
Starwood Mortgage Residential Trust Series 2019-IMC1, Class A1, CMO, ARM 3.468%, 2/25/49 (1)	6,651	6,734
Starwood Mortgage Residential Trust Series 2019-INV1, Class A1, CMO, ARM 2.61%, 9/27/49 (1)	11,824	11,824
Structured Agency Credit Risk Debt Notes Series 2015-DNA3, Class M2, CMO, ARM 1M USD LIBOR + 2.85%, 4.558%, 4/25/28	8,800	8,893
Structured Agency Credit Risk Debt Notes Series 2017-DNA2, Class M1, CMO, ARM 1M USD LIBOR + 1.20%, 2.908%, 10/25/29	9,082	9,108
Structured Agency Credit Risk Debt Notes Series 2017-DNA3, Class M1, CMO, ARM 1M USD LIBOR + 0.75%, 2.458%, 3/25/30	6,003	6,007
Structured Agency Credit Risk Debt Notes Series 2017-HQA1, Class M1, CMO, ARM 1M USD LIBOR + 1.20%, 2.908%, 8/25/29	1,543	1,545
Structured Agency Credit Risk Debt Notes Series 2017-SPI1, Class M1, CMO, ARM 3.98%, 9/25/47 (1)	813	816
Structured Agency Credit Risk Debt Notes Series 2018-DNA1, Class M1, CMO, ARM 1M USD LIBOR + 0.45%, 2.158%, 7/25/30	9,190	9,181
Structured Agency Credit Risk Debt Notes Series 2018-DNA2, Class M1, CMO, ARM 1M USD LIBOR + 0.80%, 2.508%, 12/25/30 (1)	16,778	16,792
Structured Agency Credit Risk Debt Notes Series 2018-DNA3, Class M1, CMO, ARM 1M USD LIBOR + 0.75%, 2.458%, 9/25/48 (1)	6,872	6,877
Structured Agency Credit Risk Debt Notes Series 2018-HQA2, Class M1, CMO, ARM 1M USD LIBOR + 0.75%, 2.458%, 10/25/48 (1)	13,786	13,793

Structured Agency Credit Risk Debt Notes Series 2018-SPI2, Class M1, CMO, ARM 3.814%, 5/25/48 (1)	3,694	3,704
Structured Agency Credit Risk Debt Notes Series 2018-SPI3, Class M1, CMO, ARM 4.156%, 8/25/48 (1)	2,588	2,602
Structured Agency Credit Risk Debt Notes Series 2019-DNA4, Class M1, CMO, ARM 1M USD LIBOR + 0.70%, 2.408%, 10/25/49 (1)	10,645	10,645
Structured Agency Credit Risk Debt Notes Series 2019-HQA1, Class M1, CMO, ARM 1M USD LIBOR + 0.90%, 2.608%, 2/25/49 (1)	2,134	2,136
Structured Agency Credit Risk Debt Notes Series 2019-HQA2, Class M1, CMO, ARM 1M USD LIBOR + 0.70%, 2.408%, 4/25/49 (1)	1,322	1,322
Structured Agency Credit Risk Debt Notes Series 2019-HQA4, Class M1, CMO, ARM 1M USD LIBOR + 0.77%, 2.535%, 11/25/49 (1)	7,405	7,405
Towd Point Mortgage Trust Series 2015-4, Class A1B, CMO, ARM 2.75%, 4/25/55 (1)	3,881	3,885
Towd Point Mortgage Trust Series 2015-5, Class A1B, CMO, ARM 2.75%, 5/25/55 (1)	4,071	4,077
Towd Point Mortgage Trust Series 2016-1, Class A1B, CMO, ARM 2.75%, 2/25/55 (1)	2,071	2,073
Towd Point Mortgage Trust Series 2016-1, Class A3B, CMO, ARM 3.00%, 2/25/55 (1)	2,989	3,001
Towd Point Mortgage Trust Series 2016-2, Class A1A, CMO, ARM 2.75%, 8/25/55 (1)	3,689	3,709
Towd Point Mortgage Trust Series 2016-3, Class A1, CMO, ARM 2.25%, 4/25/56 (1)	4,885	4,859
Towd Point Mortgage Trust Series 2016-4, Class A1, CMO, ARM 2.25%, 7/25/56 (1)	3,288	3,270
Towd Point Mortgage Trust Series 2017-1, Class A1, CMO, ARM 2.75%, 10/25/56 (1)	5,088	5,109

Towd Point Mortgage Trust Series 2017-2, Class A1, CMO, ARM 2.75%, 4/25/57 (1)	4,369	4,405
Towd Point Mortgage Trust Series 2017-4, Class A1, CMO, ARM 2.75%, 6/25/57 (1)	15,864	16,010
Towd Point Mortgage Trust Series 2017-6, Class A1, CMO, ARM 2.75%, 10/25/57 (1)	23,642	23,829
Towd Point Mortgage Trust Series 2018-1, Class A1, CMO, ARM 3.00%, 1/25/58 (1)	4,680	4,728
Towd Point Mortgage Trust Series 2018-5, Class A1A, CMO, ARM 3.25%, 7/25/58 (1)	6,913	7,047
Verus Securitization Trust Series 2018-1, Class A1, CMO, ARM 2.929%, 2/25/48 (1)	2,073	2,074
Verus Securitization Trust Series 2018-1, Class A2, CMO, ARM 3.031%, 2/25/48 (1)	1,035	1,035
Verus Securitization Trust Series 2018-2, Class A1, CMO, ARM 3.677%, 6/1/58 (1)	12,086	12,154
Verus Securitization Trust Series 2018-3, Class A1, CMO, ARM 4.108%, 10/25/58 (1)	12,992	13,139
Verus Securitization Trust Series 2019-1, Class A1, CMO, ARM 3.836%, 2/25/59 (1)	14,530	14,691
Verus Securitization Trust Series 2019-2, Class A1, CMO, ARM 3.211%, 5/25/59 (1)	10,560	10,637
Verus Securitization Trust Series 2019-INV1, Class A1, CMO, ARM 3.402%, 12/25/59 (1)	5,675	5,731
Verus Securitization Trust Series 2019-INV2, Class A1, CMO, ARM 2.913%, 7/25/59 (1)	18,113	18,213
Verus Securitization Trust Series 2019-INV3, Class A3, CMO, ARM 3.10%, 11/25/59 (1)	8,550	8,550

Verus Securitization Trust 2019-4 Series 2019-4, Class A3, CMO, STEP 3.00%, 11/25/59 (1)	6,500	6,501
		583,045
Total Non-U.S. Government Mortgage-Backed Securities (Cost $638,708)		**641,226**

U.S. GOVERNMENT & AGENCY MORTGAGE-BACKED SECURITIES 0.2%

U.S. Government Agency Obligations 0.0%(3)

Federal Home Loan Mortgage, ARM		
1Y CMT + 2.219%, 3.969%, 10/1/33	—	—
12M USD LIBOR + 1.625%, 4.315%, 7/1/38	17	18
12M USD LIBOR + 1.979%, 4.608%, 11/1/36	27	28
12M USD LIBOR + 1.99%, 5.034%, 2/1/34	2	2
12M USD LIBOR + 1.961%, 5.086%, 2/1/33	1	1
Federal Home Loan Mortgage, CMO, 6.50%, 11/15/20	—	—
Federal National Mortgage Assn., ARM		
COF11 + 1.25%, 2.751%, 7/1/27	1	1
12M USD LIBOR + 1.715%, 3.59%, 10/1/32	7	8
12M USD LIBOR + 1.78%, 3.905%, 1/1/34	6	6
12M USD LIBOR + 1.726%, 3.976%, 9/1/32	4	4
12M USD LIBOR + 1.569%, 3.992%, 12/1/35	15	16
12M USD LIBOR + 1.34%, 4.34%, 12/1/35	5	5
1Y CMT + 2.125%, 4.50%, 7/1/33	—	—
12M USD LIBOR + 1.853%, 4.525%, 8/1/38	14	15
12M USD LIBOR + 1.892%, 4.533%, 12/1/35	4	5
12M USD LIBOR + 1.687%, 4.537%, 7/1/34	2	2
12M USD LIBOR + 1.715%, 4.58%, 12/1/32	24	25
1Y CMT + 2.00%, 4.676%, 1/1/35	1	1
12M USD LIBOR + 1.83%, 4.683%, 8/1/38	9	10
12M USD LIBOR + 1.77%, 4.77%, 12/1/35	2	3
12M USD LIBOR + 1.69%, 4.815%, 2/1/33	1	1

Federal National Mortgage Assn., CMO, STEP, 5.61%, 1/25/32	1	1
Federal National Mortgage Assn., UMBS, 7.00%, 10/1/23	1	1
		153

U.S. Government Obligations 0.2%

Government National Mortgage Assn.		
8.50%, 4/15/22 - 6/20/27	57	61
9.00%, 4/15/20 - 12/15/22	3	3
9.50%, 8/15/21 - 12/15/21	9	9
Government National Mortgage Assn., Series 2019-65, Class B, CMO, 3.50%, 5/20/49	19,679	20,264
		20,337

Total U.S. Government & Agency Mortgage-Backed Securities (Cost $20,071)	**20,490**

U.S. GOVERNMENT AGENCY OBLIGATIONS (EXCLUDING MORTGAGE-BACKED) 71.0%

U.S. Treasury Obligations 71.0%

U.S. Treasury Inflation-Indexed Notes, 0.125%, 1/15/22	60,111	59,754
U.S. Treasury Inflation-Indexed Notes, 0.125%, 4/15/22 (4)	1,224,409	1,215,417
U.S. Treasury Inflation-Indexed Notes, 0.125%, 7/15/22	1,178,087	1,176,062
U.S. Treasury Inflation-Indexed Notes, 0.125%, 1/15/23	364,735	362,399
U.S. Treasury Inflation-Indexed Notes, 0.125%, 7/15/24	307,544	307,352
U.S. Treasury Inflation-Indexed Notes, 0.125%, 10/15/24	422,855	422,855
U.S. Treasury Inflation-Indexed Notes, 0.25%, 1/15/25	565,522	566,670
U.S. Treasury Inflation-Indexed Notes, 0.25%, 7/15/29	287,489	289,959
U.S. Treasury Inflation-Indexed Notes, 0.375%, 7/15/25	225,635	228,491
U.S. Treasury Inflation-Indexed Notes, 0.50%, 4/15/24 (5)	411,857	416,426
U.S. Treasury Inflation-Indexed Notes, 0.625%, 4/15/23	448,293	452,496
U.S. Treasury Inflation-Indexed Notes, 0.625%, 1/15/24	644,837	654,913

SECURITIES LENDING COLLATERAL 4.3%

Investments in a Pooled Account through Securities Lending Program with State Street Bank and Trust Company 4.3%

Short-Term Funds 4.3%

T. Rowe Price Short-Term Fund, 1.75% (7)(8)	37,683	376,826
Total Investments in a Pooled Account through Securities Lending Program with State Street Bank and Trust Company		376,826
Total Securities Lending Collateral (Cost $376,826)		**376,826**
Total Investments in Securities		
104.4% of Net Assets (Cost $9,045,867)		$ 9,108,103

‡	Par/Shares and Notional Amount are denominated in U.S. dollars unless otherwise noted.
(1)	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be resold in transactions exempt from registration only to qualified institutional buyers. Total value of such securities at period-end amounts to $1,188,803 and represents 13.6% of net assets.
(2)	Security is a fix-to-float security, which carries a fixed coupon until a certain date, upon which it switches to a floating rate. Reference rate and spread is provided if the rate is currently floating.
(3)	Issuer operates under a Congressional charter; its securities are neither issued nor guaranteed by the U.S. government. The Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation, including UMBS, currently operate under a federal conservatorship.
(4)	At November 30, 2019, all or a portion of this security is pledged as collateral and/or margin deposit to cover future funding obligations.
(5)	See Note 4. All or a portion of this security is on loan at November 30, 2019.
(6)	Commercial paper exempt from registration under Section 4(2) of the Securities Act of 1933 and may be resold in transactions exempt from registration only to dealers in that program or other "accredited investors". Total value of such securities at period-end amounts to $27,930 and represents 0.3% of net assets.
(7)	Seven-day yield
(8)	Affiliated Companies
12M USD LIBOR	Twelve month USD LIBOR (London interbank offered rate)
1M USD LIBOR	One month USD LIBOR (London interbank offered rate)
1Y CMT	One year U.S. Treasury note constant maturity rate
3M USD LIBOR	Three month USD LIBOR (London interbank offered rate)
ARM	Adjustable Rate Mortgage (ARM); rate shown is effective rate at period-end. The rates for certain ARMs are not based on a published reference rate and spread but may be determined using a formula-based on the rates of the underlying loans.
CLO	Collateralized Loan Obligation
CMO	Collateralized Mortgage Obligation
COF11	The 11th district monthly weighted average cost of funds index

(Amounts In 000s)

SWAPS (0.1)%

Description	Notional Amount	$ Value	Upfront Payments/ $ (Receipts)	Unrealized $ Gain/(Loss)
BILATERAL SWAPS (0.1)%				
Zero-Coupon Inflation Swaps (0.1)%				
Bank of America, 2 Year Zero-Coupon Inflation Swap, Pay Fixed 1.44% at Maturity, Receive Variable (Change in CPI) at Maturity, 8/23/21	151,875	448	–	448
Bank of America, 2 Year Zero-Coupon Inflation Swap, Pay Fixed 1.53% at Maturity, Receive Variable (Change in CPI) at Maturity, 8/15/21	108,014	92	–	92
Bank of America, 2 Year Zero-Coupon Inflation Swap, Pay Fixed 2.24% at Maturity, Receive Variable (Change in CPI) at Maturity, 5/23/20	108,500	(794)	–	(794)
Bank of America, 3 Year Zero-Coupon Inflation Swap, Pay Fixed 1.98% at Maturity, Receive Variable (Change in CPI) at Maturity, 12/21/20	112,800	(366)	–	(366)
Bank of America, 3 Year Zero-Coupon Inflation Swap, Pay Fixed 2.07% at Maturity, Receive Variable (Change in CPI) at Maturity, 1/5/21	133,000	(797)	–	(797)
Bank of America, 3 Year Zero-Coupon Inflation Swap, Pay Fixed 2.21% at Maturity, Receive Variable (Change in CPI) at Maturity, 8/3/21	149,125	(2,623)	–	(2,623)
Barclays Bank, 2 Year Zero-Coupon Inflation Swap, Pay Fixed 2.24% at Maturity, Receive Variable (Change in CPI) at Maturity, 5/25/20	108,500	(800)	–	(800)
Barclays Bank, 3 Year Zero-Coupon Inflation Swap, Pay Fixed 1.49% at Maturity, Receive Variable (Change in CPI) at Maturity, 8/29/22	150,000	579	–	579
Barclays Capital, 3 Year Zero-Coupon Inflation Swap, Pay Fixed 1.98% at Maturity, Receive Variable (Change in CPI) at Maturity, 12/21/20	195,050	(649)	–	(649)
Barclays Capital, 3 Year Zero-Coupon Inflation Swap, Pay Fixed 2.05% at Maturity, Receive Variable (Change in CPI) at Maturity, 11/15/20	84,950	(272)	–	(272)
Citibank, 2 Year Zero-Coupon Inflation Swap, Pay Fixed 1.38% at Maturity, Receive Variable (Change in CPI) at Maturity, 10/7/21	147,826	521	–	521

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

NOTES TO FINANCIAL STATEMENTS

T. Rowe Price Limited Duration Inflation Focused Bond Fund, Inc. (the fund) is registered under the Investment Company Act of 1940 (the 1940 Act) as a diversified, open-end management investment company. The fund seeks a level of income that is consistent with the current rate of inflation. The fund has two classes of shares: the Limited Duration Inflation Focused Bond Fund (Investor Class) and the Limited Duration Inflation Focused Bond Fund–I Class (I Class). I Class shares require a $1 million initial investment minimum, although the minimum generally is waived for retirement plans, financial intermediaries, and certain other accounts. Each class has exclusive voting rights on matters related solely to that class; separate voting rights on matters that relate to both classes; and, in all other respects, the same rights and obligations as the other class.

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Basis of Preparation The fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 (ASC 946). The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (GAAP), including, but not limited to, ASC 946. GAAP requires the use of estimates made by management. Management believes that estimates and valuations are appropriate; however, actual results may differ from those estimates, and the valuations reflected in the accompanying financial statements may differ from the value ultimately realized upon sale or maturity. Certain prior year amounts in the accompanying financial statements and financial highlights have been restated to conform to current year presentation.

Investment Transactions, Investment Income, and Distributions Investment transactions are accounted for on the trade date basis. Income and expenses are recorded on the accrual basis. Realized gains and losses are reported on the identified cost basis. Premiums and discounts on debt securities are amortized for financial reporting purposes. Paydown gains and losses are recorded as an adjustment to interest income. Inflation adjustments to the principal amount of inflation-indexed bonds are reflected as interest income. Income tax-related interest and penalties, if incurred, are recorded as income tax expense. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Dividend income and capital gain distributions are recorded on the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the asset received. Distributions to shareholders are recorded on the ex-dividend date. Income distributions are declared by each class daily and paid monthly, except for distributions of inflation adjustments, if any, which are declared and paid annually. A capital gain distribution may also be declared and paid by the fund annually.

Currency Translation Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and asked prices of such currencies against U.S. dollars as quoted by a major bank. Purchases and sales of securities, income, and expenses are translated into U.S. dollars at the prevailing exchange rate on the respective date of such transaction. The effect of changes in foreign currency exchange rates on realized and unrealized security gains and losses is not bifurcated from the portion attributable to changes in market prices.

Class Accounting Shareholder servicing, prospectus, and shareholder report expenses incurred by each class are charged directly to the class to which they relate. Expenses common to both classes and investment income are allocated to the classes based upon the relative daily net assets of each class’s settled shares; realized and unrealized gains and losses are allocated based upon the relative daily net assets of each class’s outstanding shares.

New Accounting Guidance In March 2017, the FASB issued amended guidance to shorten the amortization period for certain callable debt securities held at a premium. The guidance is effective for fiscal years and interim periods beginning after December 15, 2018. Adoption will have no effect on the fund’s net assets or results of operations.

Indemnification In the normal course of business, the fund may provide indemnification in connection with its officers and directors, service providers, and/or private company investments. The fund’s maximum exposure under these arrangements is unknown; however, the risk of material loss is currently considered to be remote.

NOTE 2 - VALUATION

The fund’s financial instruments are valued and each class’s net asset value (NAV) per share is computed at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day the NYSE is open for business. However, the NAV per share may be calculated at a time other than the normal close of the NYSE if trading on the NYSE is restricted, if the NYSE closes earlier, or as may be permitted by the SEC.

Fair Value The fund’s financial instruments are reported at fair value, which GAAP defines as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The T. Rowe Price Valuation Committee (the Valuation Committee) is an internal committee that has been delegated certain responsibilities by the fund’s Board of Directors (the Board) to ensure that financial instruments are appropriately priced at fair value in accordance with GAAP and the 1940 Act. Subject to oversight by the Board, the Valuation Committee develops and oversees pricing-related policies and procedures and approves all fair value determinations. Specifically, the Valuation Committee establishes procedures to value securities; determines pricing techniques, sources, and persons eligible to effect fair value pricing actions; oversees the selection, services, and performance of pricing vendors; oversees valuation-related business continuity practices; and provides guidance on internal controls and valuation-related matters. The Valuation Committee reports to the Board and has representation from legal, portfolio management and trading, operations, risk management, and the fund’s treasurer.

Various valuation techniques and inputs are used to determine the fair value of financial instruments. GAAP establishes the following fair value hierarchy that categorizes the inputs used to measure fair value:

Level 1 – quoted prices (unadjusted) in active markets for identical financial instruments that the fund can access at the reporting date

Level 2 – inputs other than Level 1 quoted prices that are observable, either directly or indirectly (including, but not limited to, quoted prices for similar financial instruments in active markets, quoted prices for identical or similar financial instruments in inactive markets, interest rates and yield curves, implied volatilities, and credit spreads)

Level 3 – unobservable inputs

Observable inputs are developed using market data, such as publicly available information about actual events or transactions, and reflect the assumptions that market participants would use to price the financial instrument. Unobservable inputs are those for which market data are not available and are developed using the best information available about the assumptions that market participants would use to price the financial instrument. GAAP requires valuation techniques to maximize the use of relevant observable inputs and minimize the use of unobservable inputs. When multiple inputs are used to derive fair value, the financial instrument is assigned to the level within the fair value hierarchy based on the lowest-level input that is significant to the fair value of the financial instrument. Input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level but rather the degree of judgment used in determining those values.

Valuation Techniques Debt securities generally are traded in the over-the-counter (OTC) market and are valued at prices furnished by independent pricing services or by broker dealers who make markets in such securities. When valuing securities, the independent pricing services consider the yield or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Generally, debt securities are categorized in Level 2 of the fair value hierarchy; however, to the extent the valuations include significant unobservable inputs, the securities would be categorized in Level 3.

Investments in mutual funds are valued at the mutual fund’s closing NAV per share on the day of valuation and are categorized in Level 1 of the fair value hierarchy. Financial futures contracts are valued at closing settlement prices and are categorized in Level 1 of the fair value hierarchy. Forward currency exchange contracts are valued using the prevailing forward exchange rate and are categorized in Level 2 of the fair value hierarchy. Swaps are valued at prices furnished by an independent pricing service or independent swap dealers and generally are categorized in Level 2 of the fair value hierarchy. Assets and liabilities other than financial instruments, including short-term receivables and payables, are carried at cost, or estimated realizable value, if less, which approximates fair value.

Thinly traded financial instruments and those for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the Valuation Committee. The objective of any fair value pricing determination is to arrive at a price that could reasonably be expected from a current sale. Financial instruments fair valued by the Valuation Committee are primarily private placements, restricted securities, warrants, rights, and other securities that are not publicly traded.

Subject to oversight by the Board, the Valuation Committee regularly makes good faith judgments to establish and adjust the fair valuations of certain securities as events occur and circumstances warrant. For instance, in determining the fair value of troubled or thinly traded debt instruments, the Valuation Committee considers a variety of factors, which may include, but are not limited to, the issuer’s business prospects, its financial standing and performance, recent investment transactions in the issuer, strategic events affecting the company, market liquidity for the issuer, and general economic conditions and events. In consultation with the investment and pricing teams, the Valuation Committee will determine an appropriate valuation technique based on available information, which may include both observable and unobservable inputs. The Valuation Committee typically will afford greatest weight to actual prices in arm’s length transactions, to the extent they represent orderly transactions between market participants, transaction information can be reliably obtained, and prices are deemed representative of fair value. However, the Valuation Committee may also consider other valuation methods such as a discount or premium from market value of a similar, freely traded security of the same issuer; discounted cash flows; yield to maturity; or some combination. Fair value determinations are reviewed on a regular basis and updated as information becomes available, including actual purchase and sale transactions of the issue. Because any fair value determination involves a significant amount of judgment, there is a degree of subjectivity inherent in such pricing decisions, and fair value prices determined by the Valuation Committee could differ from those of other market participants. Depending on the relative significance of unobservable inputs, including the valuation technique(s) used, fair valued securities may be categorized in Level 2 or 3 of the fair value hierarchy.

Valuation Inputs The following table summarizes the fund’s financial instruments, based on the inputs used to determine their fair values on November 30, 2019 (for further detail by category, please refer to the accompanying Portfolio of Investments):

NOTE 3 - DERIVATIVE INSTRUMENTS

During the six months ended November 30, 2019, the fund invested in derivative instruments. As defined by GAAP, a derivative is a financial instrument whose value is derived from an underlying security price, foreign exchange rate, interest rate, index of prices or rates, or other variable; it requires little or no initial investment and permits or requires net settlement. The fund invests in derivatives only if the expected risks and rewards are consistent with its investment objectives, policies, and overall risk profile, as described in its prospectus and Statement of Additional Information. The fund may use derivatives for a variety of purposes, such as seeking to hedge against declines in principal value, increase yield, invest in an asset with greater efficiency and at a lower cost than is possible through direct investment, to enhance return, or to adjust portfolio duration and credit exposure. The risks associated with the use of derivatives are different from, and potentially much greater than, the risks associated with investing directly in the instruments on which the derivatives are based. The fund at all times maintains sufficient cash reserves, liquid assets, or other SEC-permitted asset types to cover its settlement obligations under open derivative contracts.

The fund values its derivatives at fair value and recognizes changes in fair value currently in its results of operations. Accordingly, the fund does not follow hedge accounting, even for derivatives employed as economic hedges. Generally, the fund accounts for its derivatives on a gross basis. It does not offset the fair value of derivative liabilities against the fair value of derivative assets on its financial statements, nor does it offset the fair value of derivative instruments against the right to reclaim or obligation to return collateral.

The following table summarizes the fair value of the fund’s derivative instruments held as of November 30, 2019, and the related location on the accompanying Statement of Assets and Liabilities, presented by primary underlying risk exposure:

Additionally, the amount of gains and losses on derivative instruments recognized in fund earnings during the six months ended November 30, 2019, and the related location on the accompanying Statement of Operations is summarized in the following table by primary underlying risk exposure:

Counterparty Risk and Collateral The fund invests in derivatives in various markets, which expose it to differing levels of counterparty risk. Counterparty risk on exchange-traded and centrally cleared derivative contracts, such as futures, exchange-traded options, and centrally cleared swaps, is minimal because the clearinghouse provides protection against counterparty defaults. For futures and centrally cleared swaps, the fund is required to deposit collateral in an amount specified by the clearinghouse and the clearing firm (margin requirement), and the margin requirement must be maintained over the life of the contract. Each clearinghouse and clearing firm, in its sole discretion, may adjust the margin requirements applicable to the fund.

Derivatives, such as bilateral swaps, forward currency exchange contracts, and OTC options that are transacted and settle directly with a counterparty (bilateral derivatives) may expose the fund to greater counterparty risk. To mitigate this risk, the fund has entered into master netting arrangements (MNAs) with certain counterparties that permit net settlement under specified conditions and, for certain counterparties, also require the exchange of collateral to cover mark-to-market exposure. MNAs may be in the form of International Swaps and Derivatives Association master agreements (ISDAs) or foreign exchange letter agreements (FX letters).

MNAs provide the ability to offset amounts the fund owes a counterparty against amounts the counterparty owes the fund (net settlement). Both ISDAs and FX letters generally allow termination of transactions and net settlement upon the occurrence of contractually specified events, such as failure to pay or bankruptcy. In addition, ISDAs specify other events, the occurrence of which would allow one of the parties to terminate. For example, a downgrade in credit rating of a counterparty below a specified rating would allow the fund to terminate, while a decline in the fund’s net assets of more than a specified percentage would allow the counterparty to terminate. Upon termination, all transactions with that counterparty would be liquidated and a net termination amount settled. ISDAs include collateral agreements whereas FX letters do not. Collateral requirements are determined daily based on the net aggregate unrealized gain or loss on all bilateral derivatives with a counterparty, subject to minimum transfer amounts that typically range from $100,000 to $250,000. Any additional collateral required due to changes in security values is typically transferred the next business day.

Collateral may be in the form of cash or debt securities issued by the U.S. government or related agencies. Cash posted by the fund is reflected as cash deposits in the accompanying financial statements and generally is restricted from withdrawal by the fund; securities posted by the fund are so noted in the accompanying Portfolio of Investments; both remain in the fund’s assets. Collateral pledged by counterparties is not included in the fund’s assets because the fund does not obtain effective control over those assets. For bilateral derivatives, collateral posted or received by the fund is held in a segregated account at the fund’s custodian. While typically not sold in the same manner as equity or fixed income securities, exchange-traded or centrally cleared derivatives may be closed out only on the exchange or clearinghouse where the contracts were traded, and OTC and bilateral derivatives may be unwound with counterparties or transactions assigned to other counterparties to allow the fund to exit the transaction. This ability is subject to the liquidity of underlying positions. As of November 30, 2019, securities valued at $11,116,000 had been pledged or posted by the fund to counterparties for bilateral derivatives. As of November 30, 2019, collateral pledged by counterparties to the fund for bilateral derivatives consisted of $4,510,000 cash. As of November 30, 2019, securities valued at $8,992,000 had been posted by the fund for exchange-traded and/or centrally cleared derivatives.

Forward Currency Exchange Contracts The fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. It uses forward currency exchange contracts (forwards) primarily to protect its non-U.S. dollar-denominated securities from adverse currency movements. A forward involves an obligation to purchase or sell a fixed amount of a specific currency on a future date at a price set at the time of the contract. Although certain forwards may be settled by exchanging only the net gain or loss on the contract, most forwards are settled with the exchange of the underlying currencies in accordance with the specified terms. Forwards are valued at the unrealized gain or loss on the contract, which reflects the net amount the fund either is entitled to receive or obligated to deliver, as measured by the difference between the forward exchange rates at the date of entry into the contract and the forward rates at the reporting date. Appreciated forwards are reflected as assets and depreciated forwards are reflected as liabilities on the accompanying Statement of Assets and Liabilities. Risks related to the use of forwards include the possible failure of counterparties to meet the terms of the agreements; that anticipated currency movements will not occur, thereby reducing the fund’s total return; and the potential for losses in excess of the fund’s initial investment. During the six months ended November 30, 2019, the volume of the fund’s activity in forwards, based on underlying notional amounts, was generally less than 1% of net assets.

Futures Contracts The fund is subject to interest rate risk in the normal course of pursuing its investment objectives and uses futures contracts to help manage such risk. The fund may enter into futures contracts to manage exposure to interest rate and yield curve movements, security prices, foreign currencies, credit quality, and mortgage prepayments; as an efficient means of adjusting exposure to all or part of a target market; to enhance income; as a cash management tool; or to adjust portfolio duration and credit exposure. A futures contract provides for the future sale by one party and purchase by another of a specified amount of a specific underlying financial instrument at an agreed upon price, date, time, and place. The fund currently invests only in exchange-traded futures, which generally are standardized as to maturity date, underlying financial instrument, and other contract terms. Payments are made or received by the fund each day to settle daily fluctuations in the value of the contract (variation margin), which reflect changes in the value of the underlying financial instrument. Variation margin is recorded as unrealized gain or loss until the contract is closed. The value of a futures contract included in net assets is the amount of unsettled variation margin; net variation margin receivable is reflected as an asset and net variation margin payable is reflected as a liability on the accompanying Statement of Assets and Liabilities. Risks related to the use of futures contracts include possible illiquidity of the futures markets, contract prices that can be highly volatile and imperfectly correlated to movements in hedged security values and/or interest rates, and potential losses in excess of the fund’s initial investment. During the six months ended November 30, 2019, the volume of the fund’s activity in futures, based on underlying notional amounts, was generally between 19% and 36% of net assets.

Options The fund is subject to interest rate risk in the normal course of pursuing its investment objectives and uses options to help manage such risk. The fund may use options to manage exposure to security prices, interest rates, foreign currencies, and credit quality; as an efficient means of adjusting exposure to all or a part of a target market; to enhance income; as a cash management tool; or to adjust credit exposure. Options are included in net assets at fair value, options purchased are included in Investments in Securities, and Options written are separately reflected as a liability on the accompanying Statement of Assets and Liabilities. Premiums on unexercised, expired options are recorded as realized gains or losses; premiums on exercised options are recorded as an adjustment to the proceeds from the sale or cost of the purchase. The difference between the premium and the amount received or paid in a closing transaction is also treated as realized gain or loss. In return for a premium paid, call and put options on futures give the holder the right, but not the obligation, to purchase or sell, respectively, a position in a particular futures contract at a specified exercise price. Risks related to the use of options include possible illiquidity of the options markets; trading restrictions imposed by an exchange or counterparty; movements in the underlying asset values and interest rates and, for options written, potential losses in excess of the fund’s initial investment. During the six months ended November 30, 2019, the volume of the fund’s activity in options, based on underlying notional amounts, was generally less than 1% of net assets.

Swaps The fund is subject to inflation risk in the normal course of pursuing its investment objectives and uses swap contracts to help manage such risk. The fund may use swaps in an effort to manage both long and short exposure to changes in interest rates, inflation rates, and credit quality; to adjust overall exposure to certain markets; to enhance total return or protect the value of portfolio securities; to serve as a cash management tool; or to adjust portfolio duration and credit exposure. Swap agreements can be settled either directly with the counterparty (bilateral swap) or through a central clearinghouse (centrally cleared swap). Fluctuations in the fair value of a contract are reflected in unrealized gain or loss and are reclassified to realized gain or loss upon contract termination or cash settlement. Net periodic receipts or payments required by a contract increase or decrease, respectively, the value of the contract until the contractual payment date, at which time such amounts are reclassified from unrealized to realized gain or loss. For bilateral swaps, cash payments are made or received by the fund on a periodic basis in accordance with contract terms; unrealized gain on contracts and premiums paid are reflected as assets and unrealized loss on contracts and premiums received are reflected as liabilities on the accompanying Statement of Assets and Liabilities. For bilateral swaps, premiums paid or received are amortized over the life of the swap and are recognized as realized gain or loss in the Statement of Operations. For centrally cleared swaps, payments are made or received by the fund each day to settle the daily fluctuation in the value of the contract (variation margin). Accordingly, the value of a centrally cleared swap included in net assets is the unsettled variation margin; net variation margin receivable is reflected as an asset and net variation margin payable is reflected as a liability on the accompanying Statement of Assets and Liabilities.

Zero-coupon inflation swaps are agreements to exchange cash flows, on the contract’s maturity date, based on the difference between a predetermined fixed rate and the cumulative change in the consumer price index, both applied to a notional principal amount for a specified period of time. Risks related to the use of zero-coupon inflation swaps include the potential for unanticipated movements in inflation rates, the possible failure of a counterparty to perform in accordance with the terms of the swap agreements, potential government regulation that could adversely affect the fund’s swap investments, and potential losses in excess of the fund’s initial investment.

During the six months ended November 30, 2019, the volume of the fund’s activity in swaps, based on underlying notional amounts, was generally between 27% and 31% of net assets.

NOTE 4 - OTHER INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks and/or to enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Restricted Securities The fund may invest in securities that are subject to legal or contractual restrictions on resale. Prompt sale of such securities at an acceptable price may be difficult and may involve substantial delays and additional costs.

Collateralized Loan Obligations The fund may invest in collateralized loan obligations (CLOs) which are entities backed by a diversified pool of syndicated bank loans. The cash flows of the CLO can be split into multiple segments, called “tranches” or “classes”, which will vary in risk profile and yield. The riskiest segments, which are the subordinate or “equity” tranches, bear the greatest risk of loss from defaults in the underlying assets of the CLO and serve to protect the other, more senior, tranches. Senior tranches will typically have higher credit ratings and lower yields than the securities underlying the CLO. Despite the protection from the more junior tranches, senior tranches can experience substantial losses.

Securities Lending The fund may lend its securities to approved borrowers to earn additional income. Its securities lending activities are administered by a lending agent in accordance with a securities lending agreement. Security loans generally do not have stated maturity dates, and the fund may recall a security at any time. The fund receives collateral in the form of cash or U.S. government securities. Collateral is maintained over the life of the loan in an amount not less than the value of loaned securities; any additional collateral required due to changes in security values is delivered to the fund the next business day. Cash collateral is invested in accordance with investment guidelines approved by fund management. Additionally, the lending agent indemnifies the fund against losses resulting from borrower default. Although risk is mitigated by the collateral and indemnification, the fund could experience a delay in recovering its securities and a possible loss of income or value if the borrower fails to return the securities, collateral investments decline in value, and the lending agent fails to perform. Securities lending revenue consists of earnings on invested collateral and borrowing fees, net of any rebates to the borrower, compensation to the lending agent, and other administrative costs. In accordance with GAAP, investments made with cash collateral are reflected in the accompanying financial statements, but collateral received in the form of securities is not. At November 30, 2019, the value of loaned securities was $368,142,000; the value of cash collateral and related investments was $376,826,000.

Mortgage-Backed Securities The fund may invest in mortgage-backed securities (MBS or pass-through certificates) that represent an interest in a pool of specific underlying mortgage loans and entitle the fund to the periodic payments of principal and interest from those mortgages. MBS may be issued by government agencies or corporations, or private issuers. Most MBS issued by government agencies are guaranteed; however, the degree of protection differs based on the issuer. MBS are sensitive to changes in economic conditions that affect the rate of prepayments and defaults on the underlying mortgages; accordingly, the value, income, and related cash flows from MBS may be more volatile than other debt instruments.

Other Purchases and sales of portfolio securities other than short-term and U.S. government securities aggregated $671,615,000 and $467,931,000, respectively, for the six months ended November 30, 2019. Purchases and sales of U.S. government securities aggregated $3,701,469,000 and $3,744,980,000, respectively, for the six months ended November 30, 2019.

NOTE 5 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Distributions determined in accordance with federal income tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences. The amount and character of tax-basis distributions and composition of net assets are finalized at fiscal year-end; accordingly, tax-basis balances have not been determined as of the date of this report.

The fund intends to retain realized gains to the extent of available capital loss carryforwards. Net realized capital losses may be carried forward indefinitely to offset future realized capital gains. As of May 31, 2019, the fund had $206,910,000 of available capital loss carryforwards.

At November 30, 2019, the cost of investments for federal income tax purposes was $9,053,563,000. Net unrealized gain aggregated $46,628,000 at period-end, of which $79,270,000 related to appreciated investments and $32,642,000 related to depreciated investments.

NOTE 6 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. (Price Group). The investment management agreement between the fund and Price Associates provides for an annual investment management fee, which is computed daily and paid monthly. The fee consists of an individual fund fee, equal to 0.05% of the fund’s average daily net assets, and a group fee. The group fee rate is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.265% for assets in excess of $650 billion. The fund’s group fee is determined by applying the group fee rate to the fund’s average daily net assets. At November 30, 2019, the effective annual group fee rate was 0.29%. Price Associates agreed to waive a portion of the fund’s annual investment management fee in order to limit the fund’s management fees to 0.25% of the fund’s average daily net assets through September 30, 2020. This contractual arrangement will renew automatically for one-year terms thereafter and may be terminated only with approval of the fund’s Board. The fund has no obligation to repay fees waived under this arrangement.

The Investor Class was subject to a contractual expense limitation through the expense limitation date indicated in the table below. Prior to October 1, 2019, the Investor Class Class’s contractual expense limitation was 0.41%. During the limitation period, Price Associates is required to waive its management fee or pay any expenses (excluding interest; expenses related to borrowings, taxes, and brokerage; and other non-recurring expenses permitted by the investment management agreement) that would otherwise cause the class’s ratio of annualized total expenses to average net assets (net expense ratio) to exceed its expense limitation. The class is required to repay Price Associates for expenses previously waived/paid to the extent the class’s net assets grow or expenses decline sufficiently to allow repayment without causing the class’s net expense ratio (after the repayment is taken into account) to exceed the lesser of: (1) the expense limitation in place at the time such amounts were waived; or (2) the class’s current expense limitation. However, no repayment will be made more than three years after the date of a payment or waiver.

The I Class is also subject to an operating expense limitation (I Class Limit) pursuant to which Price Associates is contractually required to pay all operating expenses of the I Class, excluding management fees; interest; expenses related to borrowings, taxes, and brokerage; and other non-recurring expenses permitted by the investment management agreement, to the extent such operating expenses, on an annualized basis, exceed the I Class Limit. This agreement will continue through the expense limitation date indicated in the table below, and may be renewed, revised, or revoked only with approval of the fund’s Board. The I Class is required to repay Price Associates for expenses previously paid to the extent the class’s net assets grow or expenses decline sufficiently to allow repayment without causing the class’s operating expenses (after the repayment is taken into account) to exceed the lesser of: (1) the I Class Limit in place at the time such amounts were paid; or (2) the current I Class Limit. However, no repayment will be made more than three years after the date of a payment or waiver.

In addition, the fund has entered into service agreements with Price Associates and two wholly owned subsidiaries of Price Associates, each an affiliate of the fund (collectively, Price). Price Associates provides certain accounting and administrative services to the fund. T. Rowe Price Services, Inc. provides shareholder and administrative services in its capacity as the fund’s transfer and dividend-disbursing agent. T. Rowe Price Retirement Plan Services, Inc. provides subaccounting and recordkeeping services for certain retirement accounts invested in the Investor Class. For the six months ended November 30, 2019, expenses incurred pursuant to these service agreements were $37,000 for Price Associates; $75,000 for T. Rowe Price Services, Inc.; and less than $1,000 for T. Rowe Price Retirement Plan Services, Inc. All amounts due to and due from Price, exclusive of investment management fees payable, are presented net on the accompanying Statement of Assets and Liabilities.

Additionally, the fund is one of several mutual funds in which certain college savings plans managed by Price Associates may invest. As approved by the fund’s Board of Directors, shareholder servicing costs associated with each college savings plan are borne by the fund in proportion to the average daily value of its shares owned by the college savings plan. For the six months ended November 30, 2019, the fund was charged $1,205,000 for shareholder servicing costs related to the college savings plans, of which $992,000 was for services provided by Price. All amounts due to and due from Price, exclusive of investment management fees payable, are presented net on the accompanying Statement of Assets and Liabilities. At November 30, 2019, approximately 24% of the outstanding shares of the Investor Class were held by college savings plans.

The fund is also one of several mutual funds sponsored by Price Associates (underlying Price Funds) in which the T. Rowe Price Spectrum Funds (Spectrum Funds) and T. Rowe Price Retirement Funds (Retirement Funds) may invest. None of the Spectrum Funds or Retirement Funds invest in the underlying Price Funds for the purpose of exercising management or control. Pursuant to special servicing agreements, expenses associated with the operation of the Spectrum Funds and Retirement Funds are borne by each underlying Price Fund to the extent of estimated savings to it and in proportion to the average daily value of its shares owned by the Spectrum Funds and Retirement Funds. Expenses allocated under these special servicing agreements are reflected as shareholder servicing expense in the accompanying financial statements. For the six months ended November 30, 2019, the fund was allocated $58,000 of Spectrum Funds’ expenses and $3,174,000 of Retirement Funds’ expenses. Of these amounts, $1,118,000 related to services provided by Price. All amounts due to and due from Price, exclusive of investment management fees payable, are presented net on the accompanying Statement of Assets and Liabilities. At November 30, 2019, approximately 73% of the outstanding shares of the Investor Class were held by the Spectrum Funds and Retirement Funds.

In addition, other mutual funds, trusts, and other accounts managed by Price Associates or its affiliates (collectively, Price Funds and accounts) may invest in the fund and are not subject to the special servicing agreement disclosed above. No Price fund or account may invest for the purpose of exercising management or control over the fund. At November 30, 2019, approximately 98% of the I Class’s outstanding shares were held by Price Funds and accounts.

The fund may invest its cash reserves in certain open-end management investment companies managed by Price Associates and considered affiliates of the fund: the T. Rowe Price Government Reserve Fund or the T. Rowe Price Treasury Reserve Fund, organized as money market funds, or the T. Rowe Price Short-Term Fund, a short-term bond fund (collectively, the Price Reserve Funds). The Price Reserve Funds are offered as short-term investment options to mutual funds, trusts, and other accounts managed by Price Associates or its affiliates and are not available for direct purchase by members of the public. Cash collateral from securities lending is invested in the T. Rowe Price Short-Term Fund. The Price Reserve Funds pay no investment management fees.

The fund may participate in securities purchase and sale transactions with other funds or accounts advised by Price Associates (cross trades), in accordance with procedures adopted by the fund’s Board and Securities and Exchange Commission rules, which require, among other things, that such purchase and sale cross trades be effected at the independent current market price of the security. During the six months ended November 30, 2019, the aggregate value of purchases and sales cross trades with other funds or accounts advised by Price Associates was less than 1% of the fund’s net assets as of November 30, 2019

INFORMATION ON PROXY VOTING POLICIES, PROCEDURES, AND RECORDS

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information. You may request this document by calling 1-800-225-5132 or by accessing the SEC’s website, sec.gov.

The description of our proxy voting policies and procedures is also available on our corporate website. To access it, please visit the following Web page:

https://www.troweprice.com/corporate/en/utility/policies.html

Scroll down to the section near the bottom of the page that says, “Proxy Voting Policies.” Click on the Proxy Voting Policies link in the shaded box.

Each fund’s most recent annual proxy voting record is available on our website and through the SEC’s website. To access it through T. Rowe Price, visit the website location shown above, and scroll down to the section near the bottom of the page that says, “Proxy Voting Records.” Click on the Proxy Voting Records link in the shaded box.

HOW TO OBTAIN QUARTERLY PORTFOLIO HOLDINGS

Effective for reporting periods on or after March 1, 2019, a fund, except a money market fund, files a complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Prior to March 1, 2019, a fund, including a money market fund, filed a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. A money market fund files detailed month-end portfolio holdings information on Form N-MFP with the SEC each month and posts a complete schedule of portfolio holdings on its website (troweprice.com) as of each month-end for the previous six months. A fund’s Forms N-PORT, N-MFP, and N-Q are available electronically on the SEC’s website (sec.gov).

Item 1. (b) Notice pursuant to Rule 30e-3.

Not applicable.

Item 2. Code of Ethics.

A code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions is filed as an exhibit to the registrant’s annual Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the registrant’s most recent fiscal half-year.

Item 3. Audit Committee Financial Expert.

Disclosure required in registrant’s annual Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Disclosure required in registrant’s annual Form N-CSR.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is filed with the registrant’s annual Form N-CSR.

(2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

(3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price Limited Duration Inflation Focused Bond Fund, Inc.

		By	/s/ David Oestreicher
David Oestreicher
Principal Executive Officer

Date	January 16, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

		By	/s/ David Oestreicher
David Oestreicher
Principal Executive Officer

Date	January 16, 2020

		By	/s/ Catherine D. Mathews
Catherine D. Mathews
Principal Financial Officer

Date	January 16, 2020